[SEALED AIR CORPORATION LOGO]

SEALED AIR CORPORATION
----------------------
PARK 80 EAST/SADDLE BROOK, NEW JERSEY 07663-5291


                                        April 26, 1999


Dear Fellow Stockholder:


     We have previously distributed our proxy material in connection with the upcoming Annual Meeting of Stockholders of Sealed Air Corporation to be held on May 21, 1999. In addition to the proposals to elect members of your Board of Directors and to ratify the selection of auditors, you are being asked to repeal three provisions in the Company's Charter that were inherited from W.R. Grace & Co. when the Sealed Air and Cryovac businesses were merged in March 1998. THESE PROVISIONS LIMIT YOUR ABILITY AS A STOCKHOLDER TO TAKE CERTAIN ACTIONS OTHERWISE PERMITTED UNDER DELAWARE LAW.

YOUR BOARD RECOMMENDS THAT YOU VOTE FOR THE REPEAL OF THESE PROVISIONS:

     a) Provisions requiring a classified board and removal of directors only for cause (item 3 on your proxy card):

     Repeal of these provisions will restore to stockholders the right to elect the entire board at each annual meeting of stockholders thereby enhancing the accountability of the Board of Directors to the stockholders. The election of directors is the primary avenue for stockholders to influence corporate policies and to hold management accountable for its implementation of those policies. WE BELIEVE THAT THE BEST INTERESTS OF STOCKHOLDERS ARE SERVED BY ELECTING ALL DIRECTORS ANNUALLY.

     b) A provision prohibiting stockholder action by written consent (item 4 on your proxy card):

     Repeal of this provision will enable stockholders to take action by written consent -- that is, stockholders would have the right to take action by obtaining the necessary number of signed written consents without waiting for the next annual meeting of the stockholders. REPEAL OF THIS PROVISION WOULD GIVE STOCKHOLDERS ADDITIONAL MEANS TO EXERCISE THEIR RIGHTS THROUGH THE CORPORATE GOVERNANCE PROCESS.

     c) A provision requiring 80% stockholder vote to amend the Company's by-laws (item 5 on your proxy card):

     The requirement to obtain the affirmative vote of 80% of the voting power of the Company's stock in order to amend the Company's by-laws presents a high hurdle for stockholders. As a practical matter, the Company never receives the vote of 100% of the voting power on any issue. This means that more than 80% of stockholders voting on an issue must agree before a proposal can pass. THE COMPANY RECOMMENDS THAT THE 80% REQUIREMENT BE REMOVED TO ENABLE AMENDMENTS TO THE COMPANY'S BY-LAWS TO BE MORE READILY APPROVED BY THE COMPANY'S STOCKHOLDERS.

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THE BOARD OF DIRECTORS BELIEVES THAT THESE PROVISIONS ARE NOT IN YOUR BEST
INTERESTS AND THAT YOU SHOULD VOTE TO REPEAL THESE PROVISIONS.

     The repeal of these inherited provisions requires the affirmative vote of at least 80% of the combined voting power of the Company's stock, so it is particularly important that you vote in favor of these amendments. The Company strongly believes in the stockholder's right to influence the Company's future. At this year's Annual Meeting, the Company again seeks your support to repeal these inherited provisions.

     Regardless of the number of shares of Common Stock or Preferred Stock you own, it is important that they be represented and voted at the meeting. PLEASE PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE RETURN ENVELOPE PROVIDED OR VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS FOR VOTING SET FORTH IN THE COMPANY'S PREVIOUSLY DISTRIBUTED PROXY STATEMENT AND ON YOUR PROXY CARD. Your prompt cooperation is appreciated. Should you need an additional copy of the Company's Proxy Statement or 1998 Annual Report, please contact the Shareholder Relations Line at EquiServe on 201-324-1225.

     On behalf of your Board of Directors, we thank you for your continued support.

                                        Sincerely,

                                        /s/ T. J. DERMOT DUNPHY

                                        T. J. DERMOT DUNPHY
                                        Chairman of the Board and
                                        Chief Executive Officer


                          PLEASE VOTE YOUR PROXY TODAY
                             YOUR VOTE IS IMPORTANT

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[SEALED AIR CORPORATION LOGO]

            1999 ANNUAL MEETING PROXY-ELECTRONIC VOTING ALTERNATIVES
--------------------------------------------------------------------------------

It's your choice: fast, convenient - and your vote is immediately confirmed and posted


[X] VOTE BY TELEPHONE

Using a touch-tone phone call the
toll-free number shown on the voting
instruction form.

JUST FOLLOW THESE 4 EASY STEPS:

1. Read the previously mailed Proxy
   Statement and accompanying voting
   instruction form. Keep it handy as
   a reference while you vote.

2. Call the toll-free number shown on
   your voting instruction form.

3. Enter your 12-digit Control Number
   located on your voting instruction
   form.

4. Follow the recorded instructions.

       or

[X] VOTE VIA THE INTERNET

WWW.PROXYVOTE.COM

JUST FOLLOW THESE 4 EASY STEPS:

1. Read the previously mailed Proxy
   Statement and accompanying voting
   instruction form. Keep it handy as
   a reference while you vote.

2. Go to website WWW.PROXYVOTE.COM

3. Enter your 12-digit Control Number
   located on your voting instruction
   form.

4. Follow the instructions.

------------------------------------------------------------------
      YOUR VOTE IS IMPORTANT! o VOTE 24 HOURS A DAY

It is not necessary to return the printed Voting Instruction Form if you vote by telephone or via the Internet.
      If you have already voted, thank you for voting!
------------------------------------------------------------------

[SEALED AIR CORPORATION LOGO]

            1999 ANNUAL MEETING PROXY-ELECTRONIC VOTING ALTERNATIVES
--------------------------------------------------------------------------------

It's your choice: fast, convenient - and your vote is immediately confirmed and posted


[X] VOTE BY TELEPHONE

Using a touch-tone phone call the
toll-free number shown on the proxy
card.

JUST FOLLOW THESE 4 EASY STEPS:

1. Read the previously mailed Proxy
   Statement and accompanying proxy
   card. Keep it handy as a reference
   while you vote.

2. Call the toll-free number shown on
   your proxy card.

3. Enter your Control Number located
   on your proxy card.

4. Follow the recorded instructions.

       or

[X] VOTE VIA THE INTERNET

WWW.VOTE-BY-NET.COM

JUST FOLLOW THESE 4 EASY STEPS:

1. Read the previously mailed Proxy
   Statement and accompanying proxy
   card. Keep it handy as a reference
   while you vote.

2. Go to website www.vote-by-net.com

3. Enter your Control Number located
   on your proxy card.

4. Follow the instructions.

------------------------------------------------------------------
      YOUR VOTE IS IMPORTANT! o VOTE 24 HOURS A DAY

It is not necessary to return the printed proxy card if you vote by telephone or via the Internet.
      If you have already voted, thank you for voting!
------------------------------------------------------------------